                      SCHEDULE 14A
                    (RULE 14a-101)
        INFORMATION REQUIRED IN PROXY STATEMENT

               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
       EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
     14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       CKF BANCORP, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than
                       the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-
          11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total fee paid:

          ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount previously paid:
          --------------------------------------------

     2.   Form, Schedule or Registration Statement no.:
          ---------------------------------------------

     3    Filing Party:
          ---------------------------------------------

     4.   Date Filed:
          ---------------------------------------------

                     [LETTERHEAD]









                    March 19, 1999






Dear Stockholder:

    We invite you to attend the 1999 Annual Meeting of Stockholders of CKF Bancorp, Inc. to be held at Central Kentucky
Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 20, 1999 at 4:00 p.m., local time.

    The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1998 fiscal year. Directors and officers of the Company as well as representatives of Miller, Mayer, Sullivan & Stevens LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

    You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                     Sincerely,

                                     /s/ John H. Stigall

                                     John H. Stigall
                                     President and Chief
                                       Executive Officer

-----------------------------------------------------------
                   CKF BANCORP, INC.
                 340 WEST MAIN STREET
               DANVILLE, KENTUCKY  40422
                    (606) 236-4181
-----------------------------------------------------------

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD ON APRIL 20, 1999

-----------------------------------------------------------


    NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Annual Meeting") of CKF Bancorp, Inc. (the
"Company") will be held at Central Kentucky Federal Savings
Bank, 340 West Main Street, Danville, Kentucky at 4:00 p.m., local time, on Tuesday, April 20, 1999.

    A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

    The Annual Meeting is for the purpose of considering and acting upon:

    1.   The election of three directors of the Company; and

    2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 11, 1999, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Ann L. Hooks

                           Ann L. Hooks
                           Secretary
Danville, Kentucky
March 19, 1999

----------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A
QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.
----------------------------------------------------------------

---------------------------------------------------------------
                       PROXY STATEMENT
                             OF
                       CKF BANCORP, INC.
                    340 WEST MAIN STREET
                   DANVILLE, KENTUCKY  40422

                ANNUAL MEETING OF STOCKHOLDERS
                        APRIL 20, 1999
----------------------------------------------------------------


----------------------------------------------------------------
                           GENERAL
----------------------------------------------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CKF Bancorp, Inc. (the "Company"), the holding company of Central Kentucky Federal Savings Bank ("Central Kentucky Federal" or the "Bank"), to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 20, 1999, at 4:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 19, 1999.

----------------------------------------------------------------
                VOTING AND REVOCABILITY OF PROXIES
----------------------------------------------------------------

    Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting in itself will not revoke such stockholder's proxy.

----------------------------------------------------------------
                       VOTING SECURITIES
----------------------------------------------------------------

    The securities entitled to vote at the Annual Meeting consist of the common stock, $.01 par value per share, of the Company (the "Common Stock"). Stockholders of record as of the close of business on March 11, 1999 (the "Record Date"), are entitled to one vote for each share then held. As of March 2,1999, there were 901,632 shares of the Common Stock issued and outstanding.

----------------------------------------------------------------
 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
----------------------------------------------------------------

    Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of March 2, 1999, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at March 2, 1999.

                                     AMOUNT AND      PERCENT OF
                                     NATURE OF       SHARES OF
NAME AND ADDRESS                     BENEFICIAL     COMMON STOCK
BENEFICIAL OWNER                    OWNERSHIP(1)    OUTSTANDING
----------------                    ------------    ------------
CKF Bancorp, Inc.                      80,000 (2)       8.8%
Employee Stock Ownership
 Plan and Trust
340 West Main Street
Danville, Kentucky  40422

John H. Stigall                        46,205 (3)       5.1%
Central Kentucky Federal Savings Bank
340 West Main Street
Danville, Kentucky  40422

__________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Common Stock if he or she has or shares voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from March 2, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Fox, Goggans and Bosley, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of March 2, 1999, approximately 22,350 shares had been allocated.
(3) Includes 4,000 shares that Mr. Stigall has the right to acquire upon the exercise of options exercisable within 60 days of March 2, 1999.

     The following table sets forth information regarding the shares of Common Stock beneficially owned as of March 2, 1999 by each director of the Company and by all directors and executive officers as a group.

                                              SHARES OF COMMON
                                             STOCK BENEFICIALLY
                                                  OWNED AT         PERCENT
NAME AND POSITION                             MARCH 2, 1999 (1)    OF CLASS
------------------                           ------------------    --------
W. Irvine Fox, Chairman of the Board               38,100            4.2%
John H. Stigall, President, Chief
  Executive Officer and Director                   46,205            5.1
Jack L. Bosley, Jr., Director                       7,400             .8
J. T. Goggans, Director                            32,750            3.6
W. Banks Hudson, III, Director                     25,900            2.8
Yvonne Y. Morley, Director                          1,400             .2
Warren O. Nash, Director                            4,168             .5
All directors and executive officers of
  the Company, as a group (8 persons)             173,342           19.0

__________
(1) For the definition of "beneficial ownership," see footnote 1 to the table above. Includes certain shares of Common Stock owned by businesses in which the executive officer or director is an executive officer or major stockholder, or by spouses, by immediate family members or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such executive officer or director effectively exercises sole or shared voting and/or investment power. Does not include

     unallocated shares held by the trust for the Company's Employee Stock Ownership Plan and Trust ("ESOP"), the voting of which is directed by the ESOP trustees in the same proportion as ESOP participants vote allocated stock or, in the absence of such direction, as directed by the Board of Directors. The amounts shown include 1,900, 4,000, 2,400, 2,400, 2,400, 400, 0 and 16,700 shares of
     Common Stock as to which stock options have been granted to Directors Fox, Stigall, Bosley, Goggans, Hudson, Morley and Nash and all executive officers and directors as a group, respectively, which options are exercisable within 60 days of March 2, 1999.


----------------------------------------------------------------
                 PROPOSAL I -- ELECTION OF DIRECTORS
----------------------------------------------------------------
    The Company's Board of Directors is currently composed of seven members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified, with approximately one-third of the directors elected each year. The Board of Directors has nominated for election as directors Jack L. Bosley, Jr. and Yvonne Y. Morley, both of whom are currently members of the Board, to each serve for three years and until their successors are elected and qualified and J. T. Goggans, who also is currently a member of the Board, to serve for a term of one year and until his successor is elected and qualified. Under Delaware law, directors are elected by a plurality of the votes present in person or by proxy and entitled to vote on the election of directors.

    It is intended that the persons named in the proxies solicited by the Board of Directors will be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board of Directors may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS
DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW.

    The following table sets forth, for each nominee and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, Central Kentucky Federal, and the expiration of his current term as a director of the Company. All such persons, other than Ms. Morley, were initially appointed as directors of the Company in August 1994 in connection with the incorporation and organization of the Company. Each director of the Company is also a member of the Board of Directors of the Bank. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person has been selected as a director or nominee for director of the Company, and no director or nominee is related to any other director, nominee or executive officer by blood, marriage or adoption.

                         AGE            YEAR FIRST            CURRENT
                      AS OF THE      ELECTED DIRECTOR          TERM
NAME                 RECORD DATE       OF THE BANK           TO EXPIRE
----                 -----------     -----------------     -----------


                BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Jack L. Bosley, Jr.       48               1984                 1999
Yvonne Y. Morley          42               1998                 1999

                BOARD NOMINEE FOR TERM TO EXPIRE IN 2000

J. T. Goggans             69               1985                 1999

                       DIRECTORS CONTINUING IN OFFICE

W. Banks Hudson, III      51               1981                 2000
W. Irvine Fox, Jr.        63               1970                 2001
Warren O. Nash            64               1986                 2001
John H. Stigall           55               1979                 2001


    The principal occupation of each director of the Company for the last five years is set forth below.

    JACK L. BOSLEY, Jr. is a partner in Viewpoint Farm, a beef cattle and tobacco operation, and is a certified residential real property appraiser. He is also a member of the Danville-Boyle County Chamber of Commerce.

    YVONNE Y. MORLEY is the Executive Assistant to the President and Assistant Secretary of the Board of Trustees of Centre College, Danville, Kentucky. From October 1993 to October 1997, she was Assistant to the President for External Affairs at Centre College. Before joining Centre College, she was the Executive Director of the Heart of Danville Main Street Program in Danville, Kentucky, for five years. Ms. Morley serves on the Board of Directors of the Danville-Boyle County Chapter of the University of Kentucky Alumni Association, the Heart of Danville Main Street Program, the Danville-Boyle County Community Development Council, the McClure-Barbee House Foundation and is also a 1991 graduate of the Danville-Boyle County Chamber of Commerce Leadership Program. She is a member of the SS Peter and Paul Catholic Church.

    J.T. GOGGINS is a self-employed general contractor. He serves on the boards of directors of the Danville-Boyle County Humane Society and is a member of the Danville Rotary Club. Mr. Goggans is also a past Deacon of the Lexington Avenue Baptist Church.

    W. BANKS HUDSON III is an attorney at law with a general civil legal practice in Danville, Kentucky. Mr. Hudson serves or has served on the Board of Directors of the Boyle County Industrial Foundation, the Danville-Boyle County Chamber of Commerce, Junior Achievement, Bluegrass Regional Mental Health Board, Heart of Danville, Inc. (Main Street Program), of which he was Vice President, and the executive committee of the Community Development Council (CDC). He is also a member of the Danville Rotary Club, has previously served as a director, and is currently chairman of its Classification/Membership Committee. He has been a Deacon, Elder and Chairman of a Pastor Search Committee of the Presbyterian Church of Danville.

    W. IRVINE FOX, Jr., Chairman of the Board since 1995, is a developer and partner in Charleston Greene Townhouses and a certified residential real property appraiser. He is also a retired Colonel with service in the United States Army and Kentucky Army National Guard. Mr. Fox is an Elder of the Presbyterian Church of Danville. He has served as past chairman of the Danville-Boyle County Chamber of Commerce and the Ephraim McDowell Regional Medical Center Board of Trustees. He has also served as past president of the Kiwanis Club of Danville and the Salvation Army Advisory Board.

    WARREN O. NASH is a self-employed doctor of veterinary medicine in Danville, Kentucky.

    JOHN H. STIGALL has been employed by the Bank since 1971, first serving as Assistant Secretary. From 1972 until 1979 he served in the position of Secretary. From 1979 until 1994 he served as Executive Vice President and Chief Executive Officer. He was elected to serve as President and Chief Executive Officer on July 12, 1994. He has served on the board as Chairman and Treasurer of the Kentucky League of Savings Institutions. He is currently a member of the Board of Directors of the Kentucky Bankers Association. Mr. Stigall is a past Director and past Treasurer of the Ephraim McDowell Regional Medical Center Board, Director and Chairman of the Board of the Danville-Boyle County Industrial Foundation, Director of the McClure-Barbee House Foundation, Member of the Board of Directors and Treasurer of A Children's Place, a past Member of the Advisory Board of the Salvation Army, past President and Director of the Heart of Kentucky United Way, past President of the Chamber of Commerce, and past Finance Chairman of the Wilderness Trail District Boy Scouts of America. He received the Outstanding Citizen Award from the Chamber of Commerce in January 1993. He is a member of the Presbyterian Church of Danville where he now serves as Chairman of the Investment Committee. He has, in the past, served as Deacon, Trustee and Treasurer of this Church.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    Set forth below is information concerning the executive officer of the Company who is not a director.

    ANN L. HOOKS, 54, is Vice President, Secretary and Treasurer of the Bank. She first worked for the Bank from 1967 through 1972, rejoined the Bank in 1974, and has served in her present capacity since 1986. Ms. Hooks is a member of the Gethsemane Baptist Church.

    WILLIAM H. JOHNSON, 47, joined the Bank as Senior Vice
President in September 1998. Prior to that he served for 16 years as Vice President and Regional Manager of Great Financial
Bank, F.S.B.

----------------------------------------------------------------
         MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------

    The Company's Board of Directors conducts its business through meetings of the Board. The members of the Company's Board of Directors are also members of the Bank's Board of Directors. The Board of Directors of the Company meets quarterly and may have additional special meetings. The Company's Board of Directors met 17 times during the year ended December 31, 1998. No director attended fewer than 75% of the total number of Board meetings held during the year ended December 31, 1998 and the total number of meetings held by committees on which such director served during such fiscal year. The Company's Board of Directors has standing Executive, Nominating, Audit, Income, Loan and Compensation Committees.

    The Company's Nominating Committee consists of three directors appointed annually by the Chairman of the Board to nominate persons for election as directors at the Company's Annual Meeting. Directors Hudson, Bosley and Stigall served on such committee for purposes of nominations for the Annual Meeting. The Nominating Committee met once during the fiscal year ended December 31, 1998. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Company's certificate of incorporation and bylaws, established any procedures for this purpose. The Company's certificate of incorporation sets forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

    The Company's non-employee Directors also act as the Company's Audit Committee. The members of the Audit Committee are Directors Fox, Bosley, Goggans, Hudson, Nash and Morley. In its capacity as such, the Board meets once a year to examine and approve the audit report prepared by the independent auditors of the Company, to review the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and ethics policies. The Board also meets as needed in such capacity with the Company's independent auditors to review the Company's accounting and financial reporting policies and practices. The Committee met one time during the year ended December 31, 1998.

    The Bank Compensation Committee, consisting of Directors
Fox, Goggans, Nash and Stigall, meets periodically to evaluate the compensation and benefits of the directors, officers and employees and recommend changes


and to evaluate employee morale. Directors Fox, Goggans and Bosley also serve as the Stock Option Committee for the Company's 1995 Stock Option and Incentive Plan and as trustees for the ESOP. The Compensation Committee of the Bank met three times during the year ended December 31, 1998.

----------------------------------------------------------------
                     DIRECTORS' COMPENSATION
----------------------------------------------------------------

    The members of the Board of Directors of the Company generally do not receive a fee in their capacity as such. However, they receive compensation in their separate capacities as members of the Board of Directors of the Bank. Directors of the Bank receive fees of $800 per month and do not receive any fees for service on committees of the Board of Directors. The Chairman of the Board receives an additional $450 per month. Directors who are officers do not receive fees for service as directors. During fiscal year 1998, directors' fees totaled $46,400. Directors are eligible to participate in the Central Kentucky Federal Savings Bank Deferred Compensation Plan (the "Deferred Compensation Plan"), the Director Retirement Plan and the Company's 1995 Stock Option and Incentive Plan, each of which is further described below.

    DEFERRED COMPENSATION PLAN. The Bank's Board of Directors has established a deferred compensation plan (the "Deferred Compensation Plan") for the exclusive benefit of members of the Bank's Board of Directors and the President of the Bank. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and the Bank's President may elect to defer receipt of up to 25% of his future compensation. Deferred amounts will be credited quarterly to a bookkeeping account in the participant's name, which will also be credited with the investment return which would have resulted if such deferred amounts had been invested at the Bank's highest annual rate of interest on certificates of deposit, regardless of their term. Participants may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that elections designating a beneficiary or ceasing future contributions will be given immediate effect.

    A participant may elect to have the amounts deferred and any related accumulated earnings thereon distributed beginning during the first 15 days of January of either the calendar year immediately following termination of employment, a specific date following employment not later than the year in which the participant will attain 72 years of age, or the year in which the participant attains 70 years of age. At the election of the participants, distributions will either be in a lump sum or monthly over a period of not more than 10 years. Participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation. The Bank will pay any benefits due under the Deferred Compensation Plan from the general assets of the Bank.

    DIRECTOR RETIREMENT PLAN. The Bank adopted, and the stockholders of the Company subsequently approved, a retirement plan (the "Director Retirement Plan") which became effective as of January 1, 1994. Each of the non-employee Directors of the Company is also a Director of the Bank and is therefore a participant in the Director Retirement Plan. Under the Director Retirement Plan, a participant who terminates service with the Bank's Board of Directors for any reason other than death will receive a lump sum payment equal to the product of (i) his or her "Benefit Percentage," (ii) his or her "Vested Percentage," and (iii) 75% of the amount of the monthly fee he or she received for service on the Board during the calendar year preceding his or her retirement. A participant's "Benefit Percentage" is based on his or her overall years of service as a non-employee director of the Bank, and increases in increments of 25% from 0% for less than five years of service, to 25% for five to ten years of service, to 50% for eleven to fifteen years of service, to 75% for sixteen to nineteen years of service, to 100% for twenty or more years of service; provided that a participant's Benefit Percentage accelerates to 100% upon his or her retirement at age 70 with 15 or more years of service. A participant's "Vested Percentage" equals 20% if the participant was serving on the Board on the date of the Conversion and increases by 20% at the end of each year following the Bank's conversion to stock form (the "Conversion"). Benefit payments will be made from the Bank's general assets, although the Bank may establish a grantor trust in order to provide itself with a source from which benefits may be paid.



    In the event that a participant in the Director Retirement Plan dies before collecting any retirement benefits, the Bank will pay to the participant's estate a lump sum payment in an amount equal to 50% of the benefit that the participant would have received had the participant terminated service on the Board of Directors on the date of his death. In the event a participant terminates service on the Bank's Board of Director due to a "disability" or following a "change in control" (as each such term is defined in the Director Retirement Plan) of either the Company or the Bank, the participant's Vested Percentage shall become 100% and the participant shall be entitled to a lump sum payment of his or her retirement benefits. Although the "change of control" provision is included in the Director Retirement Plan primarily for the protection of participants in the event of such a "change in control," it may also be regarded as having an anti-takeover effect, which may reduce the vulnerability of the Company and the Bank to hostile takeover attempts and certain other transactions not negotiated with and approved by the Board of Directors. No amounts were accrued under this plan during the year ended December 31, 1998.

    1995 STOCK OPTION AND INCENTIVE PLAN. The Company adopted, and the stockholders subsequently approved, the Company's 1995
Stock Option and Incentive Plan (the "Option Plan").   During
the year ended December 31, 1998, the Company issued options to Director Morley to acquire 2,000 shares of Common Stock at an exercise price of $19.75. Such options become exercisable at the rate of 20% per year, with the first 20% becoming exercisable on March 10, 1999. The exercise price on the options subsequently was lowered to $17.19.

----------------------------------------------------------------
             EXECUTIVE COMPENSATION AND OTHER BENEFITS
----------------------------------------------------------------

    SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation years awarded to or earned by the Chief Executive Officer for the fiscal years ended December 31, 1998, 1997 and 1996. No executive officer received a total salary and bonus in excess of $100,000 during fiscal year 1998, 1997 or 1996.


                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                       ANNUAL COMPENSATION               -------------
NAME AND                        -----------------------------------       SECURITIES
PRINCIPAL               FISCAL                       OTHER ANNUAL         UNDERLYING         ALL OTHER
POSITION                 YEAR    SALARY     BONUS    COMPENSATION(1)      OPTIONS(#)        COMPENSATION
--------                ------  ---------  -------   ---------------     -------------    ---------------

John H. Stigall          1998   $ 82,200    $   --    $  1,200                --           $     --
  President and Chief    1997     80,040        --       1,200                --                 --
  Executive Officer      1996     78,120        --       1,200                --                 --

_______________
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal years 1998, 1997 and 1996 did not exceed 10% of the executive officer's salary during such year.

    OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table sets forth for the named executive officer option exercises during the fiscal year and the fiscal year-end value of unexercised "in-the-money" options. No options were granted to the named executive officer during the year ended December 31, 1998.


                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                 SHARES                    UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                ACQUIRED                 OPTIONS AT FISCAL YEAR-END       AT FISCAL YEAR-END (2)
                   ON        VALUE       --------------------------    --------------------------
NAME            EXERCISE   REALIZED (1)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----            --------   -----------   --------------------------    --------------------------

John H. Stigall   8,000      $53,000             4,000/8,000                 $16,000/$32,000

_____________
(1) Calculated based on the product of: (a) the number of shares acquired upon the exercise of options and (b) the difference between the fair market value of the Common Stock on the exercise date, determined based on the mean of the bid and asked price of the Common Stock prior to such date as quoted on the Nasdaq Small-Cap Market, and the exercise price of the options.
(2) Based on the aggregate fair market value of the shares of Common Stock underlying the options at December 31, 1998 less the aggregate exercise price. For purposes of this calculation, the fair market value per share of the Common Stock at fiscal year end is assumed to be equal to the closing sale price on December 31, 1998 or, if not on such date, then the immediately preceding date on which such price was available ($17.125 per share). Unexercised options are considered "in-the-money" if the exercise price is less than fair market value of the underlying Common Stock.

    EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements (the "Employment Agreements") with Mr. John H. Stigall (the "Executive"), who serves as President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsi-ble for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

    The Employment Agreements provide for a term of three years expiring on December 29, 2001 with an annual base salary payable by the Bank and with the Company guaranteeing the Bank's obligations but not agreeing to pay the Employee any other compensation. On each anniversary date from the date of commencement of the Employment Agreement, the term of each Employment Agreement will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreement should be extended. Each Employment Agreement provides the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreement will terminate upon the Executive's death and is terminable by the Bank in the event of the Executive's death or for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12-month period (but not in excess of his five years' average compensation). If his employment is terminated due to "disability" (as defined in the Employment Agreement), the Executive's right to compensation ceases on the day of termination. In the event of the Executive's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the end of the month of the Executive's death. Severance benefits payable to the Executive or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. The Executive is able to voluntarily terminate his Employment Agreement by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control. "Control" generally is defined, by reference to the Director Retirement Plan, as the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within 5 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owned to him upon termination other than for just cause within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreements also provide for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as then in effect, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are materially different from other than those normally associated with his position with the Bank,
(v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Stigall assuming his termination of employment under the foregoing circumstances at December 31, 1998 would have been approximately $214,632. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Executive prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

----------------------------------------------------------------
                    TRANSACTIONS WITH MANAGEMENT
----------------------------------------------------------------

    In accordance with current law, the Bank has a policy of offering loans to officers and directors in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, except as set forth below, all loans outstanding at December 31, 1998 to directors and executive officers satisfied such conditions. Further, these loans do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans were performing according to their terms at December 31, 1998. Prior to enactment of current law, the Bank had a policy of granting residential mortgage loans to all its directors and employees, including executive officers, with a 1% discount from the then-prevailing market rate. Such policy has since been discontinued, but loans originated under the policy have been maintained with the discount.

    For non-executive employees, the Bank will grant a 1% interest discount from the regular market rate for an adjustable-rate first mortgage loan on a single-family owner-occupied home. All other loans to non-executive employees are made at market rates. At December 31, 1998, the total amount of loans outstanding to directors and executive officers was approximately $464,748, or 3.4%, of the Company's stockholders' equity.



----------------------------------------------------------------
                          OTHER MATTERS
----------------------------------------------------------------

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

----------------------------------------------------------------
          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
----------------------------------------------------------------

    Miller, Mayer, Sullivan & Stevens, LLP, which was the Bank's independent auditors for the 1998 fiscal year, has been retained by the Board of Directors to be the Company's independent auditors for the 1999 fiscal year. A representative of Miller, Mayer, Sullivan & Stevens, LLP is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

----------------------------------------------------------------
      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------------

    Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who beneficially own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which is has received in the past fiscal year or with respect to the past fiscal year, or written representations from the Reporting Person that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1998 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

----------------------------------------------------------------
                          MISCELLANEOUS
----------------------------------------------------------------

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1998 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

----------------------------------------------------------------
                       STOCKHOLDER PROPOSALS
----------------------------------------------------------------

    Under the Company's Certificate of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's



Secretary no later than March 29, 1999. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 340 West
Main Street, Danville, Kentucky 40422 no later than November 22, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Ann L. Hooks

                              Ann L. Hooks
                              Secretary

Danville, Kentucky
March 19, 1999



                          REVOCABLE PROXY
                         CKF BANCORP, INC.

----------------------------------------------------------------
                  ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 20, 1999
----------------------------------------------------------------

     The undersigned hereby appoints W. Banks Hudson, Warren O. Nash and W. Irvine Fox with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CKF Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at Central Kentucky Federal Savings Bank, 340 West Main Street, Danville, Kentucky on Tuesday, April 20, 1999 at 4:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

   1.   The election as directors of all
        nominees listed below (except as
        marked to the contrary below).      [  ]         [  ]

        For a term expiring in 2002
        ---------------------------
        Jack L. Bosley, Jr.
        Yvonne Y. Morley

        For a term expiring in 2000
        ---------------------------
        J. T. Goggans

        INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
        INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE
        LINE PROVIDED BELOW.

        ---------------------------


     The Board of Directors recommends a vote "FOR" each of the nominees listed above.

----------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES.
IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS
PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE
WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.
AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER
BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.  THIS PROXY
CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE
WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. ----------------------------------------------------------------

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual Report for the 1998 fiscal year.

Dated:__________________________, 1999


___________________________          ___________________________
 PRINT NAME OF STOCKHOLDER             PRINT NAME OF STOCKHOLDER


___________________________          ___________________________
 SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.



----------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
----------------------------------------------------------------